UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                         Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Section 240.14a-12

THE FEMALE HEALTH COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

URGENT. TIME SENSITIVE MATERIAL, VOTE TODAY!

Dear Fellow Shareholders:

The special shareholders meeting regarding the proposed merger transaction between The Female Health Company (FHC) and Aspen Park Pharmaceuticals, Inc. (APP) is rapidly approaching – we urge you to vote as soon as possible FOR the proposals. FHC’s Board of Directors believes the merger is a remarkable opportunity to transform our company into a more profitable and rapidly growing entity.

Our thinking is straightforward. FHC is a single product company that has enjoyed a long run as the only provider of an FDA approved female condom. Over the last 20 years, we have grown the business, bringing our FC2 Female Condom to many countries around the world. However, a single product company cannot thrive indefinitely, nor can we rest on our laurels. FHC now faces a more competitive business environment, including the recent introduction of several female condoms approved by the World Health Organization (WHO) and ever tightening government budgets around the world. Unfortunately, some of the countries with the greatest need for FC2 are also in desperate financial straits.

In order to grow and increase shareholder value, we must diversify our opportunities by adding products to our offering. This transaction does exactly that. APP brings multiple near-term products with extremely large market opportunities. The success of any one of APP’s products could dwarf sales of FC2. APP has strategically built a portfolio that includes four potentially lower-risk / higher-return products that utilize a regulatory approval pathway, which significantly reduces the time, cost and risk in obtaining FDA approval. As we recently announced, APP’s Tamsulosin DRS, a proprietary medication for the treatment of benign prostatic hyperplasia (BPH) - a $3.5 billion market, has been cleared by the FDA for the accelerated, 505(b)(2) regulatory approval pathway. We plan to submit the New Drug Application (NDA) for Tamsulosin DRS in 2017 and, if approved, launch the product in early 2018.

It is critical that you cast your vote for the future growth, competitiveness and success of our company. Below are several convenient ways to vote. We highly recommend you vote electronically or by phone. Please have your control number ready while voting. The control number is located on your proxy card.

1.	Through the Internet, by visiting a website established for that purpose at www.proxyvote.com and following the instructions;

2.	By calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions; or

3.	By returning the enclosed proxy card in the provided return envelope (which is postage paid if mailed in the United States).

We need your vote. For the transaction to pass, two thirds of FHC shareholders must vote FOR the proposal – this is a high threshold. For your vote to count, you must vote by proxy before, or in person at, the special meeting of stockholders on September 20, 2016. Any shares for which votes are not cast will be treated as a “no” vote.

If you haven’t received your proxy materials and voting instructions either electronically or in the mail, we urge you to contact your broker if you have one. Alternatively please feel free to contact Michele Greco at The Female Health Company, 312-213-9859, mgreco@femalehealthcompany.com, and we will make certain that you get the proxy materials and voting instructions.

If you need additional assistance, please contact FHC’s proxy solicitor:

D.F. King & Co, Inc.

Toll-Free: 866-751-6309

Please vote today.

Sincerely,

O.B. Parrish	Mitchell Steiner, M.D.
FHC Chairman and Chief Executive Officer	APP Chief Executive Officer

September 13, 2016

Forward-Looking Statements

This letter contains forward-looking statements, including those regarding the proposed merger transaction between FHC and APP and the integration of our two businesses and those regarding the timing and process for regulatory approval of APP’s Tamsulosin DRS. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements. These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure approval by a two-thirds vote of FHC’s stockholders; risks that the proposed transaction could disrupt current plans and operations; costs, fees and expenses related to the proposed transaction; risks related to the development of APP’s product portfolio, including regulatory approvals and time and cost to bring to market; risks relating to the ability of the combined company to obtain sufficient financing on acceptable terms when needed to fund development and company operations; the risk that, even if it is completed, we may not realize the expected benefits from the transaction; and other risks described in FHC’s filings with the SEC, including our Annual Report on Form 10-K for the year ended September 30, 2015 and our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2015, March 31, 2016 and June 30, 2016. These documents are available on the “SEC Filings” section of our website at http://fhcinvestor.com. All forward-looking statements are based on information available to us as of the date hereof, and FHC does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Transaction and Where You Can Find It

FHC filed a definitive proxy statement with the SEC relating to a solicitation of proxies from its shareholders in connection with a special meeting of shareholders of FHC to be held for the purpose of voting on matters relating to the proposed transaction. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, FHC SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by FHC with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of FHC may obtain free copies of the documents filed with the SEC by contacting FHC’s Chief Financial Officer at (312) 595-9123, or by writing to Chief Financial Officer, The Female Health Company, 515 North State Street, Suite 2225, Chicago, Illinois 60654.